QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 11, 2002, included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-42232, 333-43006, 333-59397 and 333-90565 on Form S-3 and No. 333-56591 on Form S-8.

/s/ ARTHUR ANDERSEN LLP ARTHUR ANDERSEN LLP

Portland, Oregon,
January 11, 2002

QuickLinks

  Exhibit 23
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS